UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant

☐ Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

WiSA Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Explanatory Note

On January 8, 2024, WiSA Technologies, Inc. (the “Company”) initiated a text message, the purpose of which was to provide the Company’s stockholders with a text message (the “Text Message”) regarding the Company’s upcoming Annual Meeting of Stockholders scheduled to be held on Friday, January 12, 2024 (the “Annual Meeting”) to encourage shareholders to vote. The Text Message supplements the Definitive Proxy Statement and the Definitive Additional Materials that the Company filed with the SEC on November 17, 2023 and January 5, 2024.

Below is a transcript of the Text Message:

Text message:

WiSA Technologies annual meeting to be held on January 12, 2024. Please vote by calling 888-742-1305. We need your vote. Reply STOP to opt out.